UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21918
Oppenheimer Absolute Return Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 11/30/2011

Item 1. Reports to Stockholders.

November 30, 2011

Oppenheimer Absolute Return Fund

Management Commentary and Semiannual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Food & Staples Retailing	1.9%
Real Estate Investment Trusts	1.8
Metals & Mining	1.6
Pharmaceuticals	1.5
Health Care Equipment & Supplies	1.5
Oil, Gas & Consumable Fuels	1.2
Diversified Telecommunication Services	1.2
Food Products	1.0
Chemicals	0.9
Beverages	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2011, and are based on net assets.

Top Ten Common Stock Holdings

William Morrison Supermarkets plc	0.4%
BG Group plc	0.3
Land Securities Group plc	0.3
Randgold Resources Ltd.	0.3
British Land Co. plc	0.3
T. Rowe Price Group, Inc.	0.2
Fastenal Co.	0.2
Philip Morris International, Inc.	0.2
Reynolds American, Inc.	0.2
Medtronic, Inc.	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2011, and are based on net assets.
6 | OPPENHEIMER ABSOLUTE RETURN FUND

Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2011, and are based on the total market value of investments.
7 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 3/5/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
8 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9 | OPPENHEIMER ABSOLUTE RETURN FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	June 1, 2011	November 30, 2011	November 30, 2011

	$1,000.00	$888.10	$6.75

Hypothetical (5% return before expenses)

	1,000.00	1,017.95	7.21
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2011 are as follows:
Expense Ratio
     1.42%
The expense ratio reflects voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
10 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS   November 30, 2011 / Unaudited

	Shares	Value
Wholly-Owned Subsidiary—5.9%
Oppenheimer Absolute Return
Fund (Cayman) Ltd.[1,2]
(Cost $1,000,000)	10,000	$1,005,888

Common Stocks—31.0%
Consumer Discretionary—4.6%
Auto Components—0.3%
Denso Corp.	900	25,724
Nokian Renkaat OYJ	812	26,688

		52,412

Automobiles—0.3%
Fuji Heavy Industries Ltd.	4,000	23,175
Suzuki Motor Corp.	1,300	27,588

		50,763

Distributors—0.2%
Genuine Parts Co.[3]	618	36,153
Diversified Consumer Services—0.5%
DeVry, Inc.[3]	912	31,473
Invocare Ltd.	3,888	29,483
Navitas Ltd.	6,519	22,936

		83,892

Hotels, Restaurants & Leisure—0.7%
Carnival Corp.[3]	1,040	34,528
Carnival plc	821	28,529
Tatts Group Ltd.	11,575	27,862
Tim Hortons, Inc.	571	28,943

		119,862

Household Durables—0.5%
Leggett & Platt, Inc.	1,647	36,860
Pioneer Corp.[2]	7,000	34,351
Sony Corp.	1,300	23,412

		94,623

Leisure Equipment & Products—0.2%
Mattel, Inc.	1,229	35,407

Media—0.3%
Pearson plc	1,527	27,623
SKY Perfect JSAT
Holdings, Inc.	56	28,697

		56,320

Multiline Retail—0.2%
Dollarama, Inc.	746	29,198
Specialty Retail—0.9%
Gap, Inc. (The)[3]	1,862	34,801
Hennes & Mauritz
AB, Cl. B	853	27,082
Industria de Diseno
Textil SA	326	27,610
Kingfisher plc	7,083	28,542
Limited Brands, Inc.	803	33,991

		152,026

Textiles, Apparel & Luxury Goods—0.5%
Compagnie Financiere
Richemont SA, Cl. A	532	28,766
Nisshinbo Holdings, Inc.	3,000	25,406
Swatch Group AG (The),
Cl. B	71	27,673

		81,845

Consumer Staples—4.8%
Beverages—0.9%
Brown-Forman Corp., Cl. B	475	37,910
Coca-Cola Amatil Ltd.	2,177	26,588
Coca-Cola Co. (The)	516	34,691
Foster’s Group Ltd.	5,005	27,950
SABMiller plc	805	28,435

		155,574

Food & Staples Retailing—1.9%
Alimentation
Couche-Tard, Inc.	934	26,831
Colruyt NV	711	26,952
Empire Co. Ltd., Cl. A,
Non-Vtg.	460	27,601
George Weston Ltd.	405	26,799
11 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food & Staples Retailing Continued
J Sainsbury plc	6,105	$29,288
Metcash Ltd.	6,439	26,992
Metro, Inc., Cl. A	573	28,960
North West Co., Inc. (The)	1,491	28,725
Walgreen Co.[3]	1,069	36,047
William Morrison Supermarkets plc	11,910	60,168

		318,363

Food Products—1.0%
Lindt & Spruengli AG	1	35,190
Maple Leaf Foods, Inc.	2,479	26,736
Nestle SA	489	27,378
Nisshin Seifun Group, Inc.	2,207	26,502
Parmalat SpA	13,196	26,841
Saputo, Inc.	680	25,328

		167,975

Personal Products—0.3%
Beiersdorf AG	488	27,885
L’Oreal SA	265	28,601

		56,486

Tobacco—0.7%
Altria Group, Inc.[3]	1,276	36,608
Philip Morris International, Inc.[3]	503	38,349
Reynolds American, Inc.[3]	911	38,134

		113,091

Energy—1.9%
Energy Equipment & Services—0.7%
Diamond Offshore Drilling, Inc.[3]	545	32,782
Noble Corp.	977	33,736
Tenaris SA	1,910	35,546
Transocean Ltd.	518	22,563

		124,627
Oil, Gas & Consumable Fuels—1.2%
BG Group plc	2,700	57,943
Enbridge, Inc.	811	28,736
Inpex Corp.	4	26,882
Royal Dutch Shell plc, A Shares	828	29,020
Royal Dutch Shell plc, B Shares	815	29,359
Tullow Oil plc	1,313	28,689

		200,629

Financials—3.7%
Capital Markets—0.6%
Federated Investors, Inc., Cl. B	1,865	29,598
Man Group plc	13,238	29,707
T. Rowe Price Group, Inc.[3]	696	39,505

		98,810

Commercial Banks—0.5%
Bank of Yokohama Ltd. (The)	6,000	28,639
Chiba Bank Ltd. (The)	4,000	26,136
Laurentian Bank of Canada	609	26,123

		80,898

Diversified Financial Services—0.3%
Groupe Bruxelles Lambert SA	366	25,982
Kinnevik Investment AB, Cl. B	1,349	27,331

		53,313

Insurance—0.5%
Cincinnati Financial Corp.[3]	1,247	36,974
Intact Financial Corp.	504	28,117
Sony Financial Holdings, Inc.	1,700	27,991

		93,082
12 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value
Real Estate Investment Trusts—1.8%
British Land Co. plc	6,874	$53,416
Bunnings Warehouse Property Trust	16,118	29,555
CFS Retail Property Trust	14,762	28,537
Commonwealth Property Office Fund	28,848	28,873
HCP, Inc.	893	34,514
Land Securities Group plc	5,129	55,282
Plum Creek Timber Co., Inc.	944	34,777
Weyerhaeuser Co.[3]	2,019	33,899

		298,853

Health Care—4.6%
Biotechnology—0.2%
Actelion Ltd.	760	26,583
Health Care Equipment & Supplies—1.5%
Essilor International SA	405	28,903
Intuitive Surgical, Inc.[2]	81	35,171
Medtronic, Inc.	1,043	37,996
Smith & Nephew plc	3,082	28,203
Sonova Holding AG	281	29,312
Straumann Holding AG	171	29,947
Stryker Corp.	736	35,939
Synthes, Inc.	168	27,749

		253,220

Health Care Providers & Services—0.9%
Cardinal Health, Inc.	802	34,053
CML Healthcare, Inc.	2,890	29,666
Fresenius Medical Care AG	386	26,369
Ramsey Health Care Ltd.	1,470	28,566
Sigma Pharmaceuticals Ltd.	38,767	26,550

		145,204

Health Care Technology—0.2%
SXC Health Solutions Corp.[2]	617	36,465

Life Sciences Tools & Services—0.3%
Lonza Group AG	457	27,912
Qiagen NV2	2,018	29,800

		57,712

Pharmaceuticals—1.5%
Bristol-Myers Squibb Co.	1,104	36,123
Dainippon Sumitomo Pharma Co. Ltd.	2,568	26,492
Eli Lilly & Co.	929	35,163
Novartis AG	497	26,770
Novo Nordisk AS, Cl. B	269	30,526
Orion OYJ, Cl. B	1,348	27,351
Sanofi	393	27,508
Shionogi & Co. Ltd.	2,046	24,019
UCB SA	676	28,326

		262,278

Industrials—2.2%
Air Freight & Logistics—0.4%
C.H. Robinson Worldwide, Inc.	516	35,351
Expeditors International of Washington, Inc.[3]	790	34,373

		69,724

Building Products—0.2%
Geberit AG	143	27,313
Commercial Services & Supplies—0.3%
Serco Group plc	3,477	26,913
Societe BIC SA	315	27,885

		54,798

Machinery—0.2%
Illinois Tool Works, Inc.[3]	741	33,671
Professional Services—0.4%
Robert Half International, Inc.[3]	1,344	35,603
SGS SA	17	28,637

		64,240
13 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail—0.1%
Central Japan Railway Co.	3	$24,065
Trading Companies & Distributors—0.2%
Fastenal Co.[3]	930	38,735
Transportation Infrastructure—0.4%
Australian Infrastructure Fund	14,189	28,322
Transurban Group	5,133	30,044

		58,366

Information Technology—3.6%
Communications Equipment—0.2%
Telefonaktiebolaget LM
Ericsson, B Shares	2,857	30,405
Computers & Peripherals—0.6%
Apple, Inc.[2,3]	87	33,251
FUJITSU Ltd.	5,000	26,625
SanDisk Corp.[2,3]	706	34,813

		94,689

Electronic Equipment & Instruments—0.4%
Corning, Inc.[3]	2,490	33,042
Molex, Inc.	1,452	36,213

		69,255

Internet Software & Services—0.6%
Akamai Technologies, Inc.[2,3]	1,298	37,525
Google, Inc., Cl. A2,3	60	35,963
VeriSign, Inc.[3]	1,094	36,737

		110,225

IT Services—0.3%
NTT Data Corp.	8	24,905
Paychex, Inc.[3]	1,215	35,369

		60,274

Office Electronics—0.2%
Canon, Inc.	615	27,832
Semiconductors & Semiconductor
Equipment—0.8%
Altera Corp.	921	34,694
ARM Holdings plc	3,001	28,172

Semiconductors & Semiconductor
Equipment Continued
KLA-Tencor Corp.	764	35,220
Teradyne, Inc.[2,3]	2,536	34,135

		132,221

Software—0.5%
Dassault Systemes SA	350	28,675
MacDonald, Dettwiler &
Associates Ltd.	637	29,978
Microsoft Corp.[3]	1,331	34,047

		92,700

Materials—2.7%
Chemicals—0.9%
Johnson Matthey plc	990	29,890
Kuraray Co. Ltd.	2,000	28,648
Mosaic Co. (The)[3]	619	32,658
Novozymes AS, B Shares,
Unsponsored ADR	980	31,397
Sigma-Aldrich Corp.	545	35,321

		157,914

Containers & Packaging—0.2%
Amcor Ltd.	3,837	29,329
Metals & Mining—1.6%
Cliffs Natural Resources, Inc.[3]	514	34,854
Freeport-McMoRan Copper
& Gold, Inc., Cl. B3	892	35,323
Fresnillo plc	1,079	29,170
Newmont Mining Corp.	527	36,300
Pacific Metals Co. Ltd.	4,860	24,792
Randgold Resources Ltd.	515	54,755
St. Barbara Ltd.[2]	12,330	28,324
Toho Zinc Co. Ltd.	7,000	28,232

		271,750

Telecommunication Services—1.8%
Diversified Telecommunication
Services—1.2%
AT&T, Inc.[3]	1,205	34,921
14 | OPPENHEIMER ABSOLUTE RETURN FUND

	Shares	Value
Diversified Telecommunication Services Continued
Chorus Ltd., ADR[2]	2,760	$7,096
Manitoba Telecom
Services, Inc.	877	25,770
Nippon Telegraph &
Telephone Corp.	500	24,634
Tele2 AB, Cl. B	1,425	28,281
Telecom Corp. of
New Zealand Ltd.	13,801	22,110
TeliaSonera AB	4,262	28,972
Telstra Corp. Ltd.	8,645	28,406

		200,190

Wireless Telecommunication Services—0.6%
KDDI Corp.	4	26,541
NTT DoCoMo, Inc.	16	28,216
Softbank Corp.	800	26,954
Vodafone Group plc	10,116	27,444

		109,155

Utilities—1.1%
Electric Utilities—0.6%
Emera, Inc.	856	27,502
Fortis, Inc.	831	27,302
SP AusNet	26,961	26,662
Spark Infrastructure Group[4]	22,068	29,207

		110,673

Energy Traders—0.2%
Capital Power Corp.	1,111	25,652
Multi-Utilities—0.3%
Canadian Utilities Ltd., Cl. A, Non-Vtg.	465	28,344
Hastings Diversified Utilities Fund	17,043	30,659

		59,003

Total Common Stocks (Cost $5,234,025)		5,287,843

	Principal
	Amount	Value
Mortgage-Backed Obligations—3.8%
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 2601, Cl. GS, 4.968%, 11/15/17[5]	$315,733	$23,026
Series 2639, Cl. SA, 0.295%, 7/15/22[5]	251,459	21,826
Series 2815, Cl. PT, 29.098%, 11/15/32[5]	395,192	44,538
Series 3005, Cl. WI, 18.571%, 7/15/35[5]	424,382	61,207

Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Trust 2003-33, Cl. IA, 12.144%, 5/25/33[5]	145,924	22,166
Trust 2003-52, Cl. NS, 17.615%, 6/25/23[5]	257,267	34,888
Trust 2004-56, Cl. SE, 16.324%, 10/25/33[5]	295,925	50,137
Trust 2005-14, Cl. SE, 25.393%, 3/25/35[5]	449,268	66,182
Trust 2005-6, Cl. SE, 18.127%, 2/25/35[5]	411,653	69,868
Trust 2005-87, Cl. SE, 21.966%, 10/25/35[5]	413,802	56,158
Trust 2006-51, Cl. SA, 18.024%, 6/25/36[5]	149,900	23,027
Trust 2006-53, Cl. US, 22.031%, 6/25/36[5]	386,126	52,364
Trust 2006-60, Cl. DI, 29.634%, 4/25/35[5]	328,821	40,240
Trust 2007-88, Cl. XI, 25.741%, 6/25/37[5]	600,137	89,361

Total Mortgage-Backed Obligations (Cost $585,877)		654,988

U.S. Government Obligations—23.4%
U.S. Treasury Bills, 0.01%, 12/1/11[6]	475,000	475,000

U.S. Treasury Nts., 2.125%, 8/15/21[6]	3,497,000	3,518,311

Total U.S. Government Obligations (Cost $4,446,019)		3,993,311
15 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value
Non-Convertible Corporate Bonds and Notes—4.5%
BBVA Senior Finance
SAU, 4.875% Sr. Unsec.
Unsub. Nts., 4/15/16	100,000 EUR	$123,497
Credit Agricole
SA/London, 5.125%
Sr. Unsec. Unsub. Nts.,
4/18/23	100,000 EUR	122,854
Intesa Sanpaolo SpA,
4.125% Sr. Unsec. Unsub.
Nts., 4/14/20	100,000 EUR	98,646
Morgan Stanley, 5.95%
Sr. Unsec. Nts., Series F,
12/28/17	100,000	93,887
Santander International
Debt SA Unipersonal,
4.125% Sr. Unsec. Unsub.
Nts., 10/4/17	100,000 EUR	114,214
Societe Generale, 4.75%
Sr. Unsec. Nts., 3/2/21	100,000 EUR	118,687
UniCredit SpA, 4.375%
Sr. Unsec. Unsub. Nts.,
1/29/20	100,000 EUR	93,923

Total Non-Convertible
Corporate Bonds and
Notes (Cost $872,975)		765,708

Event-Linked Bonds—6.0%
Kortis Capital Ltd.
Catastrophe Linked
Nts., 5.312%, 1/15/174,7	250,000	249,875
Mariah Re Ltd.
Catastrophe Linked
Nts., Series 2010,
8.51%, 1/8/144,7	250,000	125

Nelson Re Ltd.
Catastrophe Linked
Nts., Series 2008-1, Cl. H,
0.431%, 12/6/114,7	500,000	265,125
Vita Capital IV Ltd.
Catastrophe Linked Nts.,
3.972%, 1/15/154,7	500,000	502,500

Total Event-Linked Bonds
(Cost $853,140)		1,017,625

	Shares	Value
Investment Companies—21.1%

Oppenheimer
Institutional Money
Market Fund,
Cl. E, 0.20%[1,8]	870,306	$870,306
Oppenheimer Master
Event-Linked Bond
Fund, LLC[1]	242,829	2,741,466

Total Investment Companies
(Cost $3,634,264)		3,611,772
Total Investments, at Value (Cost $16,626,300)	95.7%	16,337,135

Other Assets
Net of Liabilities	4.3	729,968

Net Assets	100.0%	$17,067,103

16 | OPPENHEIMER ABSOLUTE RETURN FUND

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
EUR               Euro

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	May 31,	Gross	Gross	November 30,
	2011	Additions	Reductions	2011

Oppenheimer Absolute Return Fund
(Cayman) Ltd.[a]	—	10,000	—	10,000
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	122,762	—	122,762	—
Oppenheimer Institutional Money
Market Fund, Cl. E	1,018,003	17,642,317	17,790,014	870,306
Oppenheimer Master Event-Linked
Bond Fund, LLC	197,041	45,788	—	242,829
Oppenheimer Master Loan Fund, LLC	179,856	—	179,856	—

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Absolute Return Fund
(Cayman) Ltd.[a]	$1,005,888	$—		$—
Oppenheimer Commodity Strategy
Total Return Fund, Cl. Y	—	—		(34,195)
Oppenheimer Institutional Money
Market Fund, Cl. E	870,306	699		—
Oppenheimer Master Event-Linked
Bond Fund, LLC	2,741,466	109,338	[b]	43,277 [b]
Oppenheimer Master Loan Fund, LLC	—	34,190	[c]	(60,821)[c]

	$4,617,660	$144,227		$(51,739)

a.	Investment in a wholly-owned subsidiary. See the accompanying Notes and individual financial statements of the entity included herein.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Non-income producing security.

3.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of the accompanying Notes.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,046,832 or 6.13% of the Fund’s net assets as of November 30, 2011.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $654,988 or 3.84% of the Fund’s net assets as of November 30, 2011.
17 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

6.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $623,902. See Note 5 of the accompanying Notes.

7.	Represents the current interest rate for a variable or increasing rate security.

8.	Rate shown is the 7-day yield as of November 30, 2011.

9.	When-issued security or delayed delivery to be delivered and settled after November 30, 2011. See Note 1 of the accompanying Notes.

	Principal Amount
	Sold Short	Value
Mortgage-Backed Obligations Sold Short—(5.1)%
Federal National Mortgage Assn.:
3.50%, 12/1/26 [9]	$(28,000)	$(29,098)
4%, 12/1/41 [9]	(125,000)	(130,293)
4.50%, 12/1/26-12/1/41 [9]	(260,000)	(275,263)
5%, 12/1/41 [9]	(154,000)	(165,550)
5.50%, 12/1/41 [9]	(111,000)	(120,522)
6%, 12/1/41 [9]	(98,000)	(107,433)
Federal National Mortgage Assn.,
15 yr., 4%, 12/1/26 [9]	(35,000)	(36,766)

Total Mortgage-Backed Obligations Sold Short
(Proceeds $(863,591))		$(864,925)

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,005,888	$—	$1,005,888
Common Stocks
Consumer Discretionary	383,275	409,226	—	792,501
Consumer Staples	591,941	219,548	—	811,489
Energy	130,800	194,456	—	325,256
Financials	425,518	199,438	—	624,956
18 | OPPENHEIMER ABSOLUTE RETURN FUND

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Continued
Investments, at Value: Continued
Health Care	$592,723	$188,739	$—	$781,462
Industrials	261,568	109,344	—	370,912
Information Technology	450,987	166,614	—	617,601
Materials	205,853	253,140	—	458,993
Telecommunication Services	125,040	184,305	—	309,345
Utilities	108,800	86,528	—	195,328
Mortgage-Backed Obligations	—	654,988	—	654,988
U.S. Government Obligations	—	3,993,311	—	3,993,311
Non-Convertible Corporate Bonds and Notes	—	765,708	—	765,708
Event-Linked Bonds	—	1,017,625	—	1,017,625
Investment Companies	870,306	2,741,466	—	3,611,772

Total Investments, at Value	4,146,811	12,190,324	—	16,337,135
Other Financial Instruments:
Futures margins	77,369	—	—	77,369
Foreign currency exchange contracts	—	89,532	—	89,532
Appreciated swaps, at value	—	368,107	—	368,107
Depreciated swaps, at value	—	25,127	—	25,127

Total Assets	$4,224,180	$12,673,090	$—	$16,897,270

Liabilities Table
Other Financial Instruments:
Mortgage-Backed Obligations Sold Short
positions, at value	$—	$(864,925)	$—	$(864,925)
Futures margins	(195,290)	—	—	(195,290)
Foreign currency exchange contracts	—	(114,797)	—	(114,797)
Appreciated swaps, at value	—	(22,695)	—	(22,695)
Depreciated swaps, at value	—	(159,466)	—	(159,466)
Appreciated options written, at value	(1,204)	(379)	—	(1,583)
Depreciated options written, at value	(109,060)	(9,741)	—	(118,801)

Total Liabilities	$(305,554)	$(1,172,003)	$—	$(1,477,557)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of November 30, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Banc of America
South Korean Won (KRW)	Buy	10,700 KRW	1/17/12	$9,334	$136	$—

Banc of America EM
Colombian Peso (COP)	Buy	41,300 COP	2/1/12	21,134	—	298
19 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Barclay’s Capital:
Canadian Dollar (CAD)	Sell	585	CAD	12/21/11	$573,231	$21,568	$—
Chilean Peso (CLP)	Sell	48,700	CLP	1/20/12	93,847	—	2,340
Euro (EUR)	Buy	8	EUR	2/1/12	10,756	143	—
Euro (EUR)	Sell	60	EUR	2/1/12	80,673	536	36
Norwegian Krone (NOK)	Buy	390	NOK	2/1/12	67,331	178	—
Norwegian Krone (NOK)	Sell	340	NOK	1/25/12	58,716	—	151
Polish Zloty (PLZ)	Sell	1,370	PLZ	12/5/11-2/1/12	408,001	10,247	758
Russian Ruble (RUR)	Buy	2,914	RUR	12/15/11-1/19/12	94,521	1,456	—
Swedish Krona (SEK)	Buy	1,580	SEK	2/1/12	232,793	572	—

						34,700	3,285

Citigroup:
Australian Dollar (AUD)	Sell	535	AUD	12/21/11	548,764	5,709	—
Brazilian Real (BRR)	Sell	35	BRR	12/2/11	19,355	—	812
British Pound Sterling (GBP)	Buy	51	GBP	2/1/12	79,969	978	—
Czech Koruna (CZK)	Sell	518	CZK	2/1/12	27,462	—	946
Euro (EUR)	Sell	970	EUR	1/23/12	1,304,093	1,510	15,859
Norwegian Krone (NOK)	Buy	340	NOK	1/25/12	58,716	—	2,127
South African Rand (ZAR)	Sell	316	ZAR	2/1/12	38,569	—	1,783
Swedish Krona (SEK)	Sell	660	SEK	2/1/12	97,243	—	2,914

						8,197	24,441

Citigroup EM:
Colombian Peso (COP)	Sell	41,300	COP	2/1/12	21,134	399	—
Egyptian Pounds (EGP)	Buy	1,340	EGP	2/13/12	211,918	—	4,354
						399	4,354
Credit Suisse:
British Pound Sterling (GBP)	Sell	415	GBP	1/23/12	650,778	1,280	36
Danish Krone (DKK)	Sell	300	DKK	1/23/12	54,257	1,107	—
Swedish Krona (SEK)	Sell	910	SEK	1/23/12	134,127	2,328	—
Swiss Franc (CHF)	Sell	410	CHF	1/23/12-2/1/12	449,511	9,458	295

						14,173	331

Credit Suisse EM
Russian Ruble (RUR)	Buy	1,920	RUR	1/24/12	61,985	1,187	—
Deutsche Bank Capital Corp.:
Canadian Dollar (CAD)	Buy	31	CAD	1/24/12	30,352	—	338
Mexican Nuevo Peso (MXN)	Sell	120	MXN	2/1/12	8,755	—	367

						—	705

Deutsche Bank EM:
Egyptian Pounds (EGP)	Buy	750	EGP	1/9/12	120,470	—	2,885
New Taiwan Dollar (TWD)	Sell	10,000	TWD	12/12/11	329,785	—	187
Russian Ruble (RUR)	Sell	979	RUR	12/15/11	31,788	—	1,562

						—	4,634

Goldman Sachs EM:
Brazilian Real (BRR)	Buy	625	BRR	12/2/11-1/4/12	342,937	7,820	—
Brazilian Real (BRR)	Sell	35	BRR	1/4/12	19,196	—	437

						7,820	437
20 | OPPENHEIMER ABSOLUTE RETURN FUND

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Goldman, Sachs & Co.:
Canadian Dollar (CAD)	Buy	1	CAD	2/1/12	$979	$24	$—
Canadian Dollar (CAD)	Sell	19	CAD	2/1/12	18,599	—	461
Euro (EUR)	Sell	8	EUR	2/1/12	10,756	26	—
Japanese Yen (JPY)	Buy	38,200	JPY	12/14/11-2/1/12	492,822	168	1
Japanese Yen (JPY)	Sell	81,100	JPY	1/23/12-2/2/12	1,047,034	8,919	210
New Zealand Dollar (NZD)	Buy	34	NZD	2/1/12	26,427	676	—
New Zealand Dollar (NZD)	Sell	47	NZD	2/1/12	36,532	—	935

						9,813	1,607

JP Morgan Chase:
Australian Dollar (AUD)	Buy	2	AUD	2/1/12	2,042	115	—
Australian Dollar (AUD)	Sell	28	AUD	2/1/12	28,582	—	1,603
Canadian Dollar (CAD)	Sell	38	CAD	1/24/12	37,205	741	—
Euro (EUR)	Sell	545	EUR	2/21/12	732,927	1,762	—
Indian Rupee (INR)	Buy	17,000	INR	12/12/11	324,907	—	19,501
Indian Rupee (INR)	Sell	1,328	INR	1/31/12	25,193	1,235	—
Mexican Nuevo Peso (MXN)	Buy	620	MXN	2/1/12	45,237	238	—
Mexican Nuevo Peso (MXN)	Sell	500	MXN	2/1/12	36,481	—	33
Polish Zloty (PLZ)	Buy	1,190	PLZ	12/5/11	354,655	—	3,384
Russian Ruble (RUR)	Sell	1,935	RUR	12/15/11-1/19/12	62,734	—	2,223

						4,091	26,744

Nomura Securities:
British Pound Sterling (GBP)	Buy	176	GBP	12/14/11-2/1/12	276,082	—	4,067
British Pound Sterling (GBP)	Sell	62	GBP	2/1/12	97,217	549	—
Euro (EUR)	Buy	1,135	EUR	12/14/11	1,525,327	—	18,500
Hong Kong Dollar (HKD)	Sell	2,720	HKD	1/17/12	350,213	—	586
Indian Rupee (INR)	Buy	1,328	INR	1/31/12	25,193	—	1,570
New Zealand Dollar (NZD)	Buy	47	NZD	2/1/12	36,532	1,057	—
New Zealand Dollar (NZD)	Sell	34	NZD	2/1/12	26,427	—	1,200
Norwegian Krone (NOK)	Sell	30	NOK	2/1/12	5,179	—	115
Singapore Dollar (SGD)	Sell	440	SGD	2/2/12	343,349	—	196
South Korean Won (KRW)	Sell	10,700	KRW	1/17/12	9,334	69	—
Swiss Franc (CHF)	Buy	60	CHF	12/14/11	65,702	—	484

						1,675	26,718

RBS Greenwich Capital
Czech Koruna (CZK)	Sell	6,400	CZK	1/17/12	339,273	3,055	—
State Street:
British Pound Sterling (GBP)	Buy	45	GBP	12/9/11	70,594	678	—
Euro (EUR)	Buy	275	EUR	12/9/11	369,554	326	—
Japanese Yen (JPY)	Buy	33,000	JPY	12/9/11	425,592	—	4,268
New Turkish Lira (TRY)	Buy	640	TRY	1/13/12	346,680	—	8,508
South African Rand (ZAR)	Buy	2,770	ZAR	12/14/11	340,599	—	7,706

						1,004	20,482
21 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Westpac:
Australian Dollar (AUD)	Buy	112	AUD	12/14/11-2/1/12	$114,707	$2,154	$—
Australian Dollar (AUD)	Sell	8	AUD	2/1/12	8,166	—	239
Canadian Dollar (CAD)	Buy	372	CAD	12/14/11-2/1/12	364,467	493	67
Canadian Dollar (CAD)	Sell	69	CAD	1/24/12-2/1/12	67,550	—	243
Japanese Yen (JPY)	Buy	9,100	JPY	12/20/11-2/1/12	117,421	635	212

						3,282	761

Total unrealized appreciation and depreciation						$89,532	$114,797

Futures Contracts as of November 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Euro-Bundesobligation	Buy	2	12/8/11	$359,630	$(8,583)
FTSE 100 Index	Sell	7	12/16/11	603,257	(26,196)
Japan (Government of) Mini Bonds, 10 yr.	Buy	2	12/8/11	365,627	(1,187)
NIKKEI 225 Index	Sell	13	12/8/11	705,647	20,423
SPI 200 Index	Sell	2	12/15/11	211,543	(2,408)
Standard & Poor’s 500 E-Mini Index	Buy	28	12/16/11	1,744,400	68,130
Standard & Poor’s 500 E-Mini Index	Sell	57	12/16/11	3,551,100	(205,580)
Standard & Poor’s/Toronto
Stock Exchange 60 Index	Sell	1	12/15/11	136,183	(966)
U.S. Long Bond	Buy	17	3/21/12	2,403,375	(29,777)
U.S. Treasury Nts., 2 yr.	Sell	13	3/30/12	2,866,500	(289)
U.S. Treasury Nts., 10 yr.	Buy	1	3/21/12	129,344	160

					$(186,273)

Written Options as of November 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

British Pound Sterling (GBP)	Call	190,000	$1.546	12/2/11	$1,660	$(4,810)	$(3,150)
British Pound Sterling (GBP)	Put	190,000	1.546	12/2/11	1,660	(113)	1,547
Euro (EUR)	Call	220,000	1.323	12/2/11	2,387	(4,931)	(2,544)
Euro (EUR)	Put	220,000	1.323	12/2/11	2,387	(266)	2,121
Standard & Poor’s 500 Index (The)	Call	7	1,095.000	12/16/11	88,877	(101,850)	(12,973)
Standard & Poor’s 500 Index (The)	Call	7	1,280.000	12/16/11	6,419	(7,210)	(791)
Standard & Poor’s 500 Index (The)	Put	7	1,095.000	12/16/11	6,629	(1,204)	5,425

					$110,019	$(120,384)	$(10,365)

22 | OPPENHEIMER ABSOLUTE RETURN FUND

Credit Default Swap Contracts as of November 30, 2011 are as follows:

			Pay/		Upfront
	Buy/Sell		Receive		Payment		Unrealized
Reference Entity/	Credit	Notional	Fixed	Termination	Received/		Appreciation
Swap Counterparty	Protection	Amount	Rate	Date	(Paid)	Value	(Depreciation)

CBS Corp.
Bank of America NA	Sell	$360,000	1%	12/20/16	$2,531	$(1,857)	$674

	Total	360,000			2,531	(1,857)	674

Computer Sciences Corp.
UBS AG	Buy	360,000	1	12/20/16	(25,083)	36,249	11,166

	Total	360,000			(25,083)	36,249	11,166

Devon Energy Corp.
Credit Suisse International	Buy	360,000	1	12/20/16	1,619	(4,197)	(2,578)

	Total	360,000			1,619	(4,197)	(2,578)

Goodrich Corp.
Deutsche Bank AG	Sell	360,000	1	12/20/16	(13,316)	8,811	(4,505)

	Total	360,000			(13,316)	8,811	(4,505)

Ingersoll-Rand Co.
Deutsche Bank AG	Buy	360,000	1	12/20/16	9,414	(9,170)	244

	Total	360,000			9,414	(9,170)	244

Macy’s, Inc.
Barclays Bank plc	Sell	360,000	1	12/20/16	5,119	(8,066)	(2,947)

	Total	360,000			5,119	(8,066)	(2,947)

Nabors Industries, Inc.
Credit Suisse International	Buy	360,000	1	12/20/16	(22,288)	16,316	(5,972)

	Total	360,000			(22,288)	16,316	(5,972)

Reynolds American, Inc.
Goldman Sachs International	Sell	360,000	1	12/20/16	14,862	(11,668)	3,194

	Total	360,000			14,862	(11,668)	3,194

SLM Corp.:
Citibank NA	Sell	280,000	5	12/20/16	11,900	(13,808)	(1,908)
UBS AG	Sell	80,000	5	12/20/16	3,400	(3,945)	(545)

	Total	360,000			15,300	(17,753)	(2,453)

Whirlpool Corp.
Barclays Bank plc	Buy	360,000	1	12/20/16	(26,309)	28,125	1,816

	Total	360,000			(26,309)	28,125	1,816

			Grand Total Buys		(62,647)	67,323	4,676
			Grand Total Sells		24,496	(30,533)	(6,037)

		Total Credit Default Swaps			$(38,151)	$36,790	$(1,361)

23 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on which the	Payments for Selling Credit	Amount	Reference Asset
Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$1,800,000	$—	BBB+ to BBB—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of November 30, 2011 are as follows:

Interest Rate/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW				Six-Month AUD
Westpac Banking Corp.	1,700,000	AUD	4.990%	BBR BBSW	11/3/21	$(28,569)
Three-Month NZD BBR FRA
			Three-Month
Barclays Bank plc	2,215,000	NZD	NZD BBR FRA	4.600%	11/3/21	56,403
Three-Month SEK STIBOR SIDE
Goldman Sachs				Three-Month
International	11,590,000	SEK	2.440	SEK STIBOR SIDE	11/3/21	(6,374)
Three-Month USD BBA LIBOR
			Three-Month
Barclays Bank plc	1,800,000		USD BBA LIBOR	2.358	11/2/21	30,485

				Total Interest Rate Swaps		$51,945

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
NZD	New Zealand Dollar
SEK	Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Forward Rate Agreement
STIBOR SIDE	Stockholm Interbank Offered Rate
24 | OPPENHEIMER ABSOLUTE RETURN FUND

Total Return Swap Contracts as of November 30, 2011 are as follows:

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index:
Morgan Stanley & Co. International Ltd.	$397,640	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/6/12	$18,009

Morgan Stanley & Co. International Ltd.	185,601	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Consumer Staples Select Sector Index	If positive, the Total Return of the Consumer Staples Select Sector Index	3/9/12	6,637

			Reference Entity Total		24,646

Industrial Select Sector Index:
UBS AG	47,237	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Industrial Select Sector Index	If positive, the Total Return of the Industrial Select Sector Index	9/7/12	2,065

UBS AG	500,634	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the Industrial Select Sector Index	If positive, the Total Return of the Industrial Select Sector Index	9/7/12	20,458

			Reference Entity Total		22,523

Materials Select Sector Index
UBS AG	586,090	One-Month USD BBA LIBOR plus 3 basis points and if negative, the absolute value of the Total Return of the Materials Select Sector Index	If positive, the Total Return of the Materials Select Sector Index	11/7/12	5,206

MSCI Daily TR Gross EAFE USD Index:
Citibank NA	1,525,415	If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR minus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/3/12	62,989
25 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Reference Entity/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued
Citibank NA	$368,145		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	$16,627

Citibank NA	38,354		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	1,663

Citibank NA	611,904		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	1/9/12	27,557

Goldman Sachs International	191,031		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	5/10/12	3,332

Goldman Sachs International	601,958		If positive, the Total Return of the MSCI Daily Gross EAFE USD Index	One-Month USD BBA LIBOR plus 28 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross EAFE USD Index	9/7/12	8,286

				Reference Entity Total		120,454
MSCI Daily TR Gross Europe Euro Index
Goldman Sachs International	814,945	EUR	If positive, the Total Return of the MSCI Daily Gross Europe Euro Index	One-Month EUR EURIBOR and if negative, the Total Return of the MSCI Daily Gross Europe Euro Index	1/12/12	(17,724)
MSCI Daily TR Net Australia USD Index
UBS AG	422,817		One-Month USD BBA LIBOR plus 5 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Australia USD Index	If positive, the Total Return of the MSCI Daily Net Australia USD Index	10/9/12	(12,306)
26 | OPPENHEIMER ABSOLUTE RETURN FUND

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

MSCI Daily TR Net Emerging Markets Eastern Europe USD Index
Goldman Sachs International	$855,802	One-Month USD BBA LIBOR plus 40 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Eastern Europe USD Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Eastern Europe USD Index	10/22/12	$10,571

MSCI Daily TR Net France USD Index:
Goldman Sachs International	259,255	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	2,212

Goldman Sachs International	88,632	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	1,147

Goldman Sachs International	27,181	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	287

Goldman Sachs International	216,416	One-Month USD BBA LIBOR minus 65 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net France USD Index	If positive, the Total Return of the MSCI Daily Net France USD Index	7/6/12	2,089

			Reference Entity Total		5,735

MSCI Daily TR Net Hong Kong USD Index
UBS AG	421,457	One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Hong Kong USD Index	If positive, the Total Return of the MSCI Daily Net Hong Kong USD Index	10/9/12	(30,470)
27 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date	Value

MSCI Daily TR Net Spain USD Index:

		One-Month USD BBA LIBOR minus 2
		basis points and if negative,
		the absolute value of the	If positive, the Total
Morgan Stanley & Co.		Total Return of the MSCI	Return of the MSCI
International		Daily Net Spain USD	Daily Net Spain USD
Ltd.	$59,096	Index	Index	9/12/12	$(2,046)

		One-Month USD BBA
		LIBOR minus 2 basis
		points and if negative,
		the absolute value of the	If positive, the Total
Morgan Stanley & Co.		Total Return of the MSCI	Return of the MSCI Daily
International Ltd.	537,683	Daily Net Spain USD Index	Net Spain USD Index	9/12/12	(16,369)

			Reference Entity Total		(18,415)

MSCI Daily TR Net UK USD Index

		One-Month USD
		BBA LIBOR plus 30 basis
		points and if negative,
		the absolute value of the	If positive, the Total
		Total Return of the MSCI	Return of the MSCI Daily
UBS AG	446,937	Daily Net UK USD Index	Net UK USD Index	10/9/12	3,480

S&P 500 Value Index

			One-Month USD BBA
			LIBOR minus 10 basis
			points and if negative,
		If positive, the	the absolute value of
Goldman Sachs		Total Return of the	the Total Return of the
International	873,677	S&P 500 Value Index	S&P 500 Value Index	11/8/12	7,157

S&P Smallcap 600 Index		One-Month USD BBA
		LIBOR and if negative,
		the absolute value of the	If positive, the
Goldman Sachs		Total Return of the S&P	Total Return of the S&P
International	880,491	Smallcap 600 Index	Smallcap 600 Index	11/8/12	(3,792)

			Total of Total Return Swaps		$117,065

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro
Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association	MSCI	Morgan Stanley Capital International
	London-Interbank Offered Rate	S&P	Standard & Poor’s
EAFE	Europe, Australasia, Far East	TR	Total Return
EURIBOR	Euro Interbank Offered Rate	UK	United Kingdom
28 | OPPENHEIMER ABSOLUTE RETURN FUND

Volatility Swaps as of November 30, 2011 are as follows:

Reference Entity/	Notional	Paid by	Received by	Termination
Swap Counterparty	Amount	the Fund	the Fund	Date		Value

CAD/JPY Spot Exchange Rate:
			The Historic
			Volatility of the
			mid CAD/JPY
			spot exchange
			rate during
Credit Suisse			the period
International	1,200 CAD	16.200%	11/2/11-12/5/11	12/7/11		$(4,740)

			The Historic
			Volatility of the
			mid CAD/JPY
			spot exchange
			rate during
Goldman Sachs			the period
International	1,200 CAD	16.400	11/1/11-12/1/11	12/5/11		(5,758)

			Reference Entity Total			$(10,498)
EUR/AUD Spot Exchange Rate
		The Historic Volatility of
		the mid EUR/AUD spot
Goldman Sachs		exchange rate during the
International	900 EUR	period 11/9/11-12/12/11	12.600%		12/14/11	(622)

EUR/JPY Spot Exchange Rate:

		The Historic Volatility of
		the mid EUR/JPY spot
Credit Suisse		exchange rate during the
International	900 EUR	period 11/18/11-12/20/11	16.500	12/22/11		3,930

		The Historic Volatility of
		the mid EUR/JPY spot
Credit Suisse		exchange Rate during the
International	900 EUR	period 11/17/11-12/19/11	16.900	12/21/11		4,763

		The Historic Volatility of
		the mid EUR/JPY spot
		exchange rate during the
Deutsche Bank AG	900 EUR	period 11/25/11-12/27/11	16.400	12/29/11		2,866

		The Historic Volatility of
		the mid EUR/JPY spot
Goldman Sachs		exchange rate during the
International	900 EUR	period 11/22/11-12/22/11	15.950	12/27/11		1,330

		The Historic Volatility of
		the mid EUR/JPY spot
Goldman Sachs		exchange rate during the
International	900 EUR	period 11/23/11-12/21/11	16.350	12/27/11		1,595
29 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

Reference Entity/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount		the Fund	the Fund	Date	Value

EUR/JPY Spot Exchange Rate: Continued
			The Historic Volatility
			of the mid EUR/JPY spot
JPMorgan Chase			exchange rate during the
Bank NA	900	EUR	period 11/21/11-12/22/11	15.900%	12/27/11	$2,256

				Reference Entity Total		16,740
EUR/USD Spot Exchange Rate:
			The Historic Volatility of
			the mid EUR/USD spot
Credit Suisse			exchange rate during the
International	1,200		period 11/28/11-12/28/11	15.000	12/30/11	333
			The Historic Volatility of
			the mid EUR/USD spot
Goldman Sachs			exchange rate during the
International	1,200		period 11/29/11-12/30/11	15.050	1/3/12	(69)
			The Historic Volatility of
			the mid EUR/USD spot
JPMorgan Chase			exchange rate during the
Bank NA	1,200		period 11/30/11-12/30/11	14.750	1/3/12	(611)

				Reference Entity Total		(347)

				Total Volatility Swaps		$5,273

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
EUR	Euro

Abbreviations/Definitions are as follows:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of November 30, 2011 is as follows:

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount		Value

Bank of America NA	Credit Default Sell Protection	$360,000		$(1,857)
Barclays Bank plc:
	Credit Default Buy Protection	360,000		28,125
	Credit Default Sell Protection	360,000		(8,066)
	Interest Rate	2,215,000	NZD	56,403
	Interest Rate	1,800,000		30,485

				106,947
30 | OPPENHEIMER ABSOLUTE RETURN FUND

Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount Value		Value

Citibank NA:
	Credit Default Sell Protection	$280,000		$(13,808)
	Total Return	2,543,818		108,836

				95,028
Credit Suisse International:
	Credit Default Buy Protection	720,000		12,119
	Volatility	1,200	CAD	(4,740)
	Volatility	1,800	EUR	8,693
	Volatility	1,200		333

				16,405
Deutsche Bank AG:
	Credit Default Buy Protection	360,000		(9,170)
	Credit Default Sell Protection	360,000		8,811
	Volatility	900	EUR	2,866

				2,507
Goldman Sachs International:
	Credit Default Sell Protection	360,000		(11,668)
	Interest Rate	11,590,000	SEK	(6,374)
	Total Return	814,945	EUR	(17,724)
	Total Return	3,994,442		31,289
	Volatility	1,200	CAD	(5,758)
	Volatility	2,700	EUR	2,303
	Volatility	1,200		(69)

				(8,001)
JPMorgan Chase Bank NA:
	Volatility	900	EUR	2,256
	Volatility	1,200		(611)

				1,645
Morgan Stanley & Co. International Ltd.	Total Return	1,180,020		6,231
UBS AG:
	Credit Default Buy Protection	360,000		36,249
	Credit Default Sell Protection	80,000		(3,945)
	Total Return	2,425,172		(11,567)

				20,737
Wespac Banking Corp.	Interest Rate	1,700,000	AUD	(28,569)
		Total Swaps		$211,073

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
NZD	New Zealand Dollar
SEK	Swedish Krona
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
November 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $11,992,036)	$11,719,475
Affiliated companies (cost $3,634,264)	3,611,772
Wholly-owned subsidiary (cost $1,000,000)	1,005,888

16,337,135

Cash	2,112
Cash used for collateral on futures	95,000
Unrealized appreciation on foreign currency exchange contracts	89,532
Appreciated swaps, at value (upfront payments paid $51,392)	368,107
Depreciated swaps, at value (upfront payments paid $35,604)	25,127
Receivables and other assets:
Investments sold (including $863,591 sold on a when-issued or delayed delivery basis)	1,618,465
Interest and dividends	78,356
Futures margins	77,369
Closed foreign currency contracts	42,874
Other	2,775

Total assets	18,736,852

Liabilities
Bank overdraft-foreign currencies	3,164
Short positions, at value (proceeds of $863,591)—see accompanying statement of investments	864,925
Appreciated options written, at value (premiums received $10,676)	1,583
Depreciated options written, at value (premiums received $99,343)	118,801
Unrealized depreciation on foreign currency exchange contracts	114,797
Appreciated swaps, at value (upfront payments received $26,807)	22,695
Depreciated swaps, at value (upfront payments received $22,038)	159,466
Payables and other liabilities:
Futures margins	195,290
Closed foreign currency contracts	117,318
Investments purchased	3,516
Shareholder communications	1,586
Trustees’ compensation	648
Other	65,960

Total liabilities	1,669,749

Net Assets	$17,067,103

32 | OPPENHEIMER ABSOLUTE RETURN FUND

Composition of Net Assets
Par value of shares of beneficial interest	$670
Additional paid-in capital	19,897,021
Accumulated net investment income	1,226,758
Accumulated net realized loss on investments and foreign currency transactions	(3,688,084)
Net unrealized depreciation on investments and translation of assets and liabilities
denominated in foreign currencies	(369,262)

Net Assets	$17,067,103

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $17,067,103 and 670,000 shares of beneficial interest outstanding)	$25.47
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.02
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended November 30, 2011

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$109,233
Dividends	105
Expenses[2]	(5,421)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	103,917
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	34,010
Dividends	180
Expenses[3]	(1,408)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	32,782

Total allocation of net investment income from master funds	136,699

Investment Income
Interest (net of foreign withholding taxes of $511)	328,391
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,727)	174,510
Affiliated companies	699

Total investment income	503,600

Expenses
Management fees	87,041
Legal, auditing and other professional fees	22,859
Shareholder communications—Class A	7,862
Custodian fees and expenses	9,308
Administration service fees	750
Trustees’ compensation	146
Other	2,651

Total expenses	130,617
Less waivers and reimbursements of expenses	(8,587)

Net expenses	122,030

Net Investment Income	518,269

1.	The Fund invests in affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $71.

3.	Net of expense waivers and/or reimbursements of $8.
34 | OPPENHEIMER ABSOLUTE RETURN FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	$(778,311)
Affiliated companies	(34,195)
Closing and expiration of option contracts written	436,260
Closing and expiration of futures contracts	55,579
Foreign currency transactions	(1,130,801)
Short positions	(811,000)
Swap contracts	(82,817)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	43,277
Oppenheimer Master Loan Fund, LLC	(60,821)

Total net realized loss	(2,362,829)

Net change in unrealized appreciation/depreciation on:
Investments	(96,681)
Translation of assets and liabilities denominated in foreign currencies	(38,432)
Futures contracts	(194,154)
Option contracts written	5,891
Short positions	(1,334)
Swap contracts	90,183
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(19,149)
Oppenheimer Master Loan Fund, LLC	(47,129)

Total net change in unrealized appreciation/depreciation	(300,805)

Net Decrease in Net Assets Resulting from Operations	$(2,145,365)

See accompanying Notes to Financial Statements.
35 | OPPENHEIMER ABSOLUTE RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	November 30, 2011	May 31,
	(Unaudited)	2011

Operations
Net investment income	$518,269	$1,289,912
Net realized gain (loss)	(2,362,829)	272,708
Net change in unrealized appreciation/depreciation	(300,805)	204,243

Net increase (decrease) in net assets resulting from operations	(2,145,365)	1,766,863

Net Assets
Total increase (decrease)	(2,145,365)	1,766,863
Beginning of period	19,212,468	17,445,605

End of period (including accumulated net investment income of $1,226,758 and $708,489, respectively)	$17,067,103	$19,212,468

See accompanying Notes to Financial Statements.
36 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL HIGHLIGHTS

	Six Months
	Ended						Year Ended
	November 30, 2011	May 31,	May 28,	May 31,	May 31,		May 31,
Class A	(Unaudited)	2011	2010[1]	2009	2008		2007[2]
Per Share Operating Data
Net asset value, beginning of period	$28.68	$26.04	$26.75	$31.03	$30.47		$30.00
Income (loss) from investment operations:
Net investment income[3]	.77	1.93	.30	.64	1.01		.20
Net realized and unrealized gain (loss)	(3.98)	.71	(.63)	(1.46)	(.15)		.27

Total from investment operations	(3.21)	2.64	(.33)	(.82)	.86		.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.36)	(1.41)	(.11)		—
Tax return of capital distribution	—	—	(.02)	—	—		—
Distributions from net realized gain	—	—	—	(2.05)	(.19)		—

Total dividends and/or distributions
to shareholders	—	—	(.38)	(3.46)	(.30)		—
Net asset value, end of period	$25.47	$28.68	$26.04	$26.75	$31.03		$30.47

Total Return, at Net Asset Value [4]	(11.19)%	10.14%	(1.25)%	(2.50)%	2.83%		1.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,067	$19,212	$17,446	$17,920	$20,791		$20,412
Average net assets (in thousands)	$18,220	$18,525	$17,695	$19,141	$20,522		$20,264
Ratios to average net assets:[5]
Net investment income	5.69%[6]	6.96%[6]	1.15%	2.22%	3.30%		2.65%
Total expenses	1.51%[6,7]	1.72%[6,8]	1.45%[8]	1.51%[8]	1.44	% [8]	1.62%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%[6,9]	1.68%[6]	1.40%	1.46%	1.41%		1.62%
Portfolio turnover rate	157%[10]	243%	409%	409%	357%		75%
37 | OPPENHEIMER ABSOLUTE RETURN FUND

FINANCIAL HIGHLIGHTS Continued

1. May 28, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
2. For the period from March 5, 2007 (commencement of operations) to May 31, 2007.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.
6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.
7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2011	1.55%
8. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended May 31, 2011	1.76%
Year Ended May 28, 2010	1.50%
Year Ended May 31, 2009	1.55%
Year Ended May 31, 2008	1.46%
Period Ended May 31, 2007	1.62%
9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2011	1.46%
10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended November 30, 2011	$863,590	$—
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Absolute Return Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of November 30, 2011, 670,000 shares of Class A were owned by the Manager and its affiliates, which represents 100% of the Fund’s total shares outstanding.
     The Fund currently offers Class A shares only. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities)
39 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Event-linked bonds are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
40 | OPPENHEIMER ABSOLUTE RETURN FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of November 30, 2011, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Sold securities	$863,591
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
41 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
Invest In Oppenheimer Absolute Return Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended November 30, 2011, the Subsidiary has a surplus of $5,888 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads
42 | OPPENHEIMER ABSOLUTE RETURN FUND

to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
43 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended May 31, 2011, the Fund utilized $652,530 of capital loss carryforward to offset capital gains realized in that fiscal year. As of May 31, 2011, the Fund had post-October losses and unused capital loss carryforwards with expirations as follows:

2018	$978,916
No expiration	$233,707 (post-October losses)
As of November 30, 2011, the Fund generated additional estimated capital losses of $2,362,829 which will be carried forward to future years if not offset by gains in the remaining six months of the Fund’s fiscal year. When increased by capital loss carryforwards in existence at May 31, 2011, the Fund had estimated capital loss carryforwards of $978,916 expiring in 2018 and $2,596,536 which will not expire. During the six months ended November 30, 2011, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.
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     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$16,853,565
Federal tax cost of other investments	(3,821,040)

Total federal tax cost	$13,032,525

Gross unrealized appreciation	$929,590
Gross unrealized depreciation	(1,471,070)

Net unrealized depreciation	$(541,480)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
45 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
46 | OPPENHEIMER ABSOLUTE RETURN FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. There were no transactions in shares of beneficial interest for the six months ended November 30, 2011 and the year ended May 31, 2011.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$22,844,628	$27,165,333
U.S. government and government agency obligations	3,553,147	—
To Be Announced (TBA) mortgage-related securities	863,590	—
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75
Prior to October 1, 2011 the Fund under the investment advisory agreement paid the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1.00%.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended November 30, 2011, the Fund paid no fees to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, in accordance with 12b-1 under the Investment Company Act of 1940, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. It reimburses
47 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended November 30, 2011, the Manager waived $930.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Commodity Strategy Total Return Fund and the Master Funds. During the six months ended November 30, 2011, the Manager waived fees and/or reimbursed the Fund $7,657 for management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
48 | OPPENHEIMER ABSOLUTE RETURN FUND

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the
49 | OPPENHEIMER ABSOLUTE RETURN FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $525,640, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $231,928 as of November 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of November 30, 2011 the Fund has required certain counterparties to post collateral of $270,993.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of November 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $99,238, for which collateral was not posted by the Fund. If a contingent feature would have been triggered as
50 | OPPENHEIMER ABSOLUTE RETURN FUND

of November 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of November 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives Not	Assets and			Assets and
Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts	Appreciated swaps, at value	$64,374		Appreciated swaps, at value	$22,695
Credit contracts	Depreciated swaps, at value	25,127		Depreciated swaps, at value	30,016
Equity contracts	Appreciated swaps, at value	199,772		Depreciated swaps, at value	82,707
Equity contracts	Futures margins	75,356	*	Futures margins	164,898	*
Equity contracts				Appreciated options written, at value	1,204
Equity contracts				Depreciated options written, at value	109,060
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	89,532		Unrealized depreciation on foreign currency exchange contracts	114,797
Foreign exchange contracts				Appreciated options written, at value	379
Foreign exchange contracts				Depreciated options written, at value	9,741
Interest rate contracts	Appreciated swaps, at value	86,888		Depreciated swaps, at value	34,943
Interest rate contracts	Futures margins	2,013	*	Futures margins	30,392	*
Volatility contracts	Appreciated swaps, at value	17,073		Depreciated swaps, at value	11,800

Total		$560,135			$612,632

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments from
	unaffiliated	Closing
	companies	and	Closing
	(including	expiration	and
Derivatives Not	premiums	of option	expiration	Foreign
Accounted for as	on options	contracts	of futures	currency	Swap
Hedging Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$(84,496)	$(84,496)
Equity contracts	(105,837)	149,261	(119,318)	—	(277,541)	(353,435)
Foreign exchange contracts	287,026	286,999	—	(857,296)	—	(283,271)
Interest rate contracts	—	—	174,897	—	94,443	269,340
Volatility contracts	—	—	—	—	184,777	184,777

Total	$181,189	$436,260	$55,579	$(857,296)	$(82,817)	$(267,085)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation
			of assets
			and liabilities
Derivatives Not	Option		denominated
Accounted for as	contracts	Futures	in foreign	Swap
Hedging Instruments	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$(2,783)	$(2,783)
Equity contracts	7,917	(123,765)	—	105,913	(9,935)
Foreign exchange contracts	(2,026)	—	75,549	—	73,523
Interest rate contracts	—	(70,389)	—	517	(69,872)
Volatility contracts	—	—	—	(13,464)	(13,464)

Total	$5,891	$(194,154)	$75,549	$90,183	$(22,531)

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward
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rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the six months ended November 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $9,393,039 and $14,112,483, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
During the six months ended November 30, 2011, the Fund had an ending monthly average market value of $5,042,673 and $8,070,598 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
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     The Fund has written call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the six months ended November 30, 2011, the Fund had an ending monthly average market value of $117,423 and $8,108 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the six months ended November 30, 2011 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 31, 2011	14	$82,570	7	$2,779
Options written	522,310,088	886,514	522,310,071	339,692
Options closed or expired	(274,850,043)	(261,642)	(247,050,064)	(174,584)
Options exercised	(247,050,045)	(608,099)	(274,850,007)	(157,211)

Options outstanding as of November 30, 2011	410,014	$99,343	410,007	$10,676

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
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     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.
     For the six months ended November 30, 2011, the Fund had ending monthly average notional amounts of $2,284,286 and $1,868,571 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the six months ended November 30, 2011, the Fund had ending monthly average notional amounts of $9,443,366 and $4,729,805 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
     For the six months ended November 30, 2011, the Fund had ending monthly average notional amounts of $5,117,476 and $4,754,264 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
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     For the six months ended November 30, 2011, the Fund had ending monthly average notional amounts of $9,426 and $14,351 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to
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represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
7. Subsequent Event
On September 13, 2011, the Board of Trustees of the Fund approved a name change to Oppenheimer Global Multi Strategies Fund to be effective January 27, 2012.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds. The Board noted that the Fund’s three-year performance was better than its peer group median although its one-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were higher than its peer group median and average.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. Based on this evaluation, the Board requested and the Manager agreed that fee breakpoints were appropriate at this time. The revised fee schedule for the Fund, effective October 1, 2011, includes the following voluntary breakpoints, based on economies of scale that may be realized by the Fund: 0.85% of the first $500 million of average annual net assets of the Fund, 0.82% of the next $500 million, 0.80% of the next $4 billion, and 0.75% of average annual net assets in excess of $5 billion.
      Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
      Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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OPPENHEIMER ABSOLUTE RETURN FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Caleb Wong, Vice President
Arthur S. Gabinet, Secretary
Christina M. Nasta, Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2012 OppenheimerFunds, Inc. All rights reserved.
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Financial Statements for Oppenheimer Absolute Return Fund (Cayman) Ltd. for the Period Ended November 30, 2011

68	Statement of Investments

69	Statement of Assets and Liabilities

70	Statement of Operations

71	Statement of Changes in Net Assets

72	Notes to Financial Statements
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
STATEMENT OF INVESTMENTS November 30, 2011 / Unaudited
As of November 30, 2011, the Fund only held future contracts. Therefore, no Statement of Investments is included.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2011 based on valuation input level:

		Level 2 —
		Other	Level 3 —
	Level 1 —	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value
Assets Table
Other Financial Instruments:
Futures	$6,680	$—	$—	$6,680

Total Assets	$6,680	$—	$—	$6,680

Liabilities Table
Other Financial Instruments:
Futures	$(75)	$—	$—	$(75)

Total Liabilities	$(75)	$—	$—	$(75)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
Futures Contracts as of November 30, 2011 are as follows:

		Unrealized
		Appreciation	Percentage of
Contract Description	Buy/Sell	(Depreciation)	Fund Net Assets
Agriculture	Sell	$18,446	1.83%
Energy	Buy	(6,166)	(0.61)
Energy	Sell	10,648	1.06
Soft	Buy	(13,541)	(1.35)

		$9,387	0.93%

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
STATEMENT OF ASSETS AND LIABILITIES Unaudited
November 30, 2011

Assets
Cash	$929,507
Cash used for collateral on futures	73,150
Receivables and other assets:
Futures margins	6,680

Total assets	1,009,337

Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	2,555
Management and administrative fees	819
Futures margins	75

Total liabilities	3,449

Net Assets	$1,005,888

Composition of Net Assets
Par value of shares of beneficial interest	$100
Additional paid-in capital	999,900
Accumulated net investment loss	(3,511)
Accumulated net realized gain on investments	12
Net unrealized appreciation on investments	9,387

Net Assets—applicable to 10,000 shares of beneficial interest outstanding	$1,005,888

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$100.59
See accompanying Notes to Financial Statements.
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
STATEMENT OF OPERATIONS Unaudited
For the Period Ended November 30, 20111

Expenses
Management fees	$956
Legal, auditing and other professional fees	2,555

Total expenses	3,511

Net Investment Loss	(3,511)

Realized and Unrealized Gain
Net realized gain on closing and expiration of futures contracts	12

Net change in unrealized appreciation/depreciation on futures contracts	9,387

Net Increase in Net Assets Resulting from Operations	$5,888

1.	For the period from October 26, 2011 (commencement of operations) to November 30, 2011.
See accompanying Notes to Financial Statements.
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30, 20111
(Unaudited)
Operations
Net investment loss	$(3,511)
Net realized gain	12
Net change in unrealized appreciation/depreciation	9,387

Net increase in net assets resulting from operations	5,888

Capital Transactions
Net increase in net assets resulting from capital transactions	1,000,000

Net Assets
Total increase	1,005,888
Beginning of period	—

End of period (including accumulated net investment loss of $3,511 for the period ended November 30, 2011)	$1,005,888

1.	For the period from October 26, 2011 (commencement of operations) to November 30, 2011.
See accompanying Notes to Financial Statements.
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Absolute Return Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of November 30, 2011, 100% of the Fund was owned by Oppenheimer Absolute Return Fund (“OARF”). The Manager is also the investment adviser of OARF and ORAMI is also the Sub-Adviser of OARF. The Fund commenced operations on October 26, 2011.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of November 30, 2011, the directors have not designated classes or series of outstanding participating shares. During the period ended November 30, 2011, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which
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the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 10,000 participating shares for $1,000,000 on October 26, 2011 in conjunction with OGAF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
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Capital transactions were as follows:

Period Ended November 30, 2011[1]
Amount
Contributions	$1,000,000
Withdrawals	—

Net increase	$1,000,000

1.	For the period from October 26, 2011 (commencement of operations) to November 30, 2011.
3. Expenses
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 1%.
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate of 0.5%.
     The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
4. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Risk Exposures and the Use of Derivative Instruments Continued
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products. Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in
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derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Valuations of derivative instruments as of November 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted	Statement of Assets		Statement of Assets
for as Hedging Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Commodity contracts	Futures margins	$6,680*	Futures margins	$75*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not
Accounted for as	Closing and expiration
Hedging Instruments	of futures contracts
Commodity contracts	$12

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not
Accounted for as	Futures
Hedging Instruments	contracts
Commodity contracts	$9,387
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Risk Exposures and the Use of Derivative Instruments Continued
payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.
     The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.
     During the period ended November 30, 2011, the Fund had an ending monthly average market value of $120,902 and $124,414 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
5. Financial Highlights
The following represents the total return of the Fund for the period ended November 30, 2011. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Period Ended November 30, 2011[1]	0.59%
The following represents certain financial ratios of the Fund for the period noted. The computation of the net investment income (loss) and total expense ratio was based upon the daily net assets of the Fund during the period. The calculations have been annualized for reporting purposes:

Period Ended November 30, 2011[1]
Ratios to average net assets:
Net investment loss	(3.57)%
Total expenses	3.57%

1.	For the period from October 26, 2011 (commencement of operations) through November 30, 2011.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and
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various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011,
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OPPENHEIMER ABSOLUTE RETURN FUND (CAYMAN) LTD.
NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 16, 2012, the date the financial statements were available to be issued. This evaluation determined that the following subsequent event should be disclosed: The Fund’s shareholder intends to approve a name change to Oppenheimer Global Multi Strategies Fund (Cayman) Ltd. to be effective January 27, 2012.
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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
81 | OPPENHEIMER ABSOLUTE RETURN FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
82 | OPPENHEIMER ABSOLUTE RETURN FUND

Item 2.	Code of Ethics.
Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.
Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.
Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants
Not applicable.

Item 6.	Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.	Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)	(1) Not applicable to semiannual reports.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Absolute Return Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 1/10/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 1/10/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 1/10/2012